Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350 AND EXCHANGE ACT RULES 13a-14(b) AND 15d-14(b)

(Section 906 of the Sarbanes-Oxley Act of 2002)

In connection with the Quarterly Report of China Lending Corporation on Form 10-Q for the period ended September 30, 2016, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of the operations of the Company.

Dated: November 14, 2016	CHINA LENDING CORPORATION

	By:	/s/ Li Jingping
Li Jingping President and Chief Executive Officer

	By:	/s/ Stephan S.H. Chan
Stephan S.H. Chan Chief Financial Officer